UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2010

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

000-53930	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2009 (the “August Form 8-K”) to provide certain omitted portions of the Annexes and Schedules to the Amended and Restated United States Consumer Financing Services Agreement, dated May 22, 2009, between GMAC LLC and General Motors Corporation filed as Exhibit 10.1 to the August Form 8-K and the Amended and Restated Master Services Agreement, dated May 22, 2009, between GMAC LLC and General Motors Corporation filed as Exhibit 10.2 to the August Form 8-K; Secured Credit Agreement among General Motors Company, as Borrower, the Guarantors, and the United States Department of the Treasury, as Lender, dated July 10, 2009 (Exhibit 10.6 to the August Form 8-K); Secured Note Agreement among General Motors Company, as Issuer, the Guarantors and UAW Retiree Medical Benefits Trust, as Noteholder, dated July 10, 2009 (Exhibit 10.7 to the August Form 8-K); Second Amended and Restated Loan Agreement by and among General Motors of Canada Limited, as Borrower, and the other loan parties and Export Development of Canada, as Lender, dated July 10, 2009 (Exhibit 10.8 to the August Form 8-K).

ITEM 9.01	Financial Statement and Exhibits

Exhibit Number	Description

10.1	Amended and Restated United States Consumer Financing Services Agreement, dated May 22, 2009, between GMAC LLC and General Motors Corporation filed as Exhibit 10.1 to the August Form 8-K.*

10.2	Amended and Restated Master Services Agreement, dated May 22, 2009, between GMAC LLC and General Motors Corporation filed as Exhibit 10.2 to the August Form 8-K.*

10.3	Secured Credit Agreement among General Motors Company, as Borrower, the Guarantors, and the United States Department of the Treasury, as Lender, dated July 10, 2009 (Exhibit 10.6 to the August Form 8-K).*

10.4	Secured Note Agreement among General Motors Company, as Issuer, the Guarantors and UAW Retiree Medical Benefits Trust, as Noteholder, dated July 10, 2009 (Exhibit 10.7 to the August Form 8-K -refer also to Exhibit 10.3 which includes Schedule 3.25 referenced herein).*

10.5	Second Amended and Restated Loan Agreement by and among General Motors of Canada Limited, as Borrower, and the other loan parties and Export Development of Canada, as Lender, dated July 10, 2009 (Exhibit 10.8 to the August Form 8-K). *

*	Portions of these exhibits have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

Date: November 16, 2010	By:	/S/ NICK S. CYPRUS
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer